                                                                   EXHIBIT 10.3


                             SECOND LEASE AMENDMENT

         THIS SECOND LEASE AMENDMENT (the "Amendment") is executed this 24th day of October, 1999 by and between DUKE-WEEKS REALTY LIMITED PARTNERSHIP, an Indiana limited partnership ("Landlord"), and VASCULAR SOLUTIONS, INC., a Minnesota corporation ("Tenant").

                              W I T N E S S E T H :
                              - - - - - - - - - - -

         WHEREAS, Duke Realty Limited Partnership, as predecessor in interest to Landlord, and Tenant entered into a certain lease dated February 11, 1998 as amended on June 9, 1999 (collectively, the "Lease"), whereby Tenant leased from Landlord certain premises consisting of approximately 23,991 rentable square feet (the "Premises") located in an office/warehouse building commonly known as Plymouth Office/Tech Center, 2495 Xenium Lane North, Plymouth, MN 55441; and

         WHEREAS, Landlord and Tenant desire to amend certain provisions of the Lease to reflect the actual Commencement Date;

         NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants herein contained and each act performed hereunder by the parties, Landlord and Tenant hereby enter into this Amendment.

         1. Incorporation of Recitals. The above recitals are hereby incorporated into this Amendment as if fully set forth herein.

         2. Amendment of Cover Page to Lease. Commencing July 9, 1999, the cover page of the Lease is hereby amended as follows:

         Landlord:  Duke-Weeks Realty Limited Partnership, an Indiana limited partnership

         Occupancy: Reference to Base Rent "at the rate of $7,936.64 per month"
                    is deleted and replaced with "at the rate identified in Second Amended Exhibit F".

         Base Rent: See Second Amended Exhibit F, payable in advance on or before the 1st day of each month during the Lease Term at NW 7210, P.O. Box 1450, Minneapolis, Minnesota 55485-7210, or such other place as Landlord may from time to time designate in writing.

         Premises:  The space cross-hatched on Amended Exhibit B attached hereto
                    (the "Premises") consisting of approximately 23,991 rentable square feet in the building (the "Building") constructed on the tract of land (the "Land") located in the City of Plymouth, County of Hennepin, State of Minnesota (the "Land").



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         3. Tenant's Representations and Warranties. The undersigned represents and warrants to Landlord that (i) Tenant is duly organized, validly existing and in good standing in accordance with the laws of the state under which it was organized; (ii) all action necessary to authorize the execution of this Amendment has been taken by Tenant; and (iii) the individual executing and delivering this Amendment on behalf of Tenant has been authorized to do so, and such execution and delivery shall bind Tenant. Tenant, at Landlord's request, shall provide Landlord with evidence of such authority.

         4. Examination of Amendment. Submission of this instrument for examination or signature to Tenant does not constitute a reservation or option, and it is not effective until execution by and delivery to both Landlord and Tenant.

         5. Definitions. Except as otherwise provided herein, the capitalized terms used in this Amendment shall have the definitions set forth in the Lease.

         6. Incorporation. This Amendment shall be incorporated into and made a part of the Lease, and all provisions of the Lease not expressly modified or amended hereby shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed on the day and year first written above.

                                       LANDLORD:

                                       DUKE-WEEKS REALTY LIMITED PARTNERSHIP,
                                       an Indiana limited partnership

                                       By: Duke-Weeks Realty Corporation
                                           its General Partner

                                       By: /s/ Robert H. Johnson
                                          --------------------------------------
                                           Robert H. Johnson
                                           Senior Vice President
                                           Minneapolis Industrial


                                       TENANT:

                                       VASCULAR SOLUTIONS, INC.,
                                       a Minnesota corporation

                                       By: /s/ Rick J. Buchholz
                                          --------------------------------------

                                       Printed: Rick J. Buchholz
                                               ---------------------------------

                                       Title: Controller
                                             -----------------------------------



                                      -2-


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STATE OF Minnesota         )
                           )  SS:
COUNTY OF Hennepin         )

         Before me, a Notary Public in and for said County and State, personally appeared Richard Buchholz, by me known and by me known to be the Controller of Vascular Solutions, Inc., a Minnesota corporation, who acknowledged the execution of the foregoing "Second Lease Amendment" on behalf of said corporation.

         WITNESS my hand and Notarial Seal this 12th day of October, 1999.



                                       /s/ Darlene Y. Personius
                                       -----------------------------------------
                                       Notary Public

                                       Darlene Y. Personius
                                       -----------------------------------------
                                       (Printed Signature)

My Commission Expires: 1-31-00
                      --------------

My County of Residence: Hennepin
                       -------------



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                            SECOND AMENDED EXHIBIT F

                               Base Rent Schedule


Original Premises:

           Term                                             Monthly Base Rent
           ----                                             -----------------

           04/01/98 - 03/31/00                              $7,935.64
           04/01/00 - 03/31/03                              $8,340.26

Additional Space:

           Term                                             Monthly Base Rent
           ----                                             -----------------

           07/09/99 - 07/31/99                              $3,039.91 (23 days)
           08/01/99 - 04/30/01                              $4,097.17
           05/01/01 - 03/31/03                              $4,299.01